Execution Version

Exhibit 10.2

AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is made as of March 10, 2025, by and between NATIONAL CINEMEDIA, LLC (the “Borrower”), and U.S. BANK NATIONAL ASSOCIATION (the “Bank”), under that certain Loan and Security Agreement, dated as of January 24, 2025 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), by and among the Borrower, the other Credit Parties party thereto from time to time and the Bank. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Loan Agreement.

WHEREAS, the Borrower has requested that the Bank modify the Loan Agreement in certain respects; and

WHEREAS, the Borrower and the Bank have agreed to make certain modifications to the Loan Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Bank hereby agree as follows:

ARTICLE I
Amendments to Loan Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Loan Agreement is hereby amended as follows:

(a) Section 6.1(a) of the Loan Agreement is hereby amended in its entirety as follows:

(a) as soon as available, but not later than the earlier of (i) 120 days after the end of each Fiscal Year and (ii) (x) for the Fiscal Year ended on December 26, 2024, within 7 days after the date or (y) for each other Fiscal Year, the date on which Holdings files its Form 10-K for such Fiscal Year with the United States Securities and Exchange Commission, a copy of (1) the audited consolidated balance sheet of Holdings and its Subsidiaries as of the end of such year, (2) the unaudited consolidated balance sheet of Borrower and its Subsidiaries, prepared by Holdings and/or Borrower, as applicable, and certified by a Responsible Officer of Borrower, and (3) in each case, the related consolidated statements of income or operations, shareholders’ equity and cash flows, for such Fiscal Year, setting forth in each case in comparative form the figures for the previous Fiscal Year, and accompanied, in respect of audited financials, by the report of any “Big Four” or other nationally recognized independent public accounting firm reasonably acceptable to Bank (it being understood and agreed that Grant Thornton LLP is acceptable to Bank) which report shall (i)

contain an unqualified opinion, stating that such consolidated financial statements present fairly in all material respects the financial position for the periods indicated in conformity with GAAP applied on a basis consistent with prior years and (ii) not include any explanatory paragraph expressing substantial doubt as to going concern status; provided, that such report may contain a “going concern” or like qualification or statement to the extent (and only to the extent) that such “going concern” or like qualification or statement relates to an upcoming maturity date of any Indebtedness occurring within one year from the time such report and opinion is delivered; and

(b) Section 6.1(b) of the Loan Agreement is hereby amended in its entirety as follows:

(b) as soon as available, but (i) with respect to each Fiscal Quarter ending closest to December 31 of each Fiscal Year, concurrently with the annual financial statements to be delivered pursuant to Section 6.1(a) for such Fiscal Year or (ii) with respect to each other Fiscal Quarter, not later than 45 days after the end of each such Fiscal Quarter of each Fiscal Year, a copy of the unaudited consolidated balance sheets of Borrower and each of its Subsidiaries as of the end of such Fiscal Quarter, and the related consolidated statements of income, shareholders’ equity and cash flows, for such Fiscal Quarter and for the portion of the Fiscal Year then ended, all certified by a Responsible Officer of Borrower, as being complete, correct, and consistent with Holdings’ Form 10-Q filing with the United States Securities and Exchange Commission for the applicable Fiscal Quarter, and fairly presenting, in all material respects, in accordance with GAAP, the financial position and the results of operations of Borrower and its Subsidiaries, subject to normal year-end adjustments and absence of footnote disclosures.

ARTICLE II
Representations and Warranties. The Borrower hereby represents and warrants as follows:
(a)
This Amendment and each Loan Document to which the Borrower is a party as previously executed and as amended hereby constitutes the legal, valid and binding obligation of the Borrower and is enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability.
(b)
Upon the effectiveness of the terms of this Amendment and the transactions contemplated hereby, (i) no Default shall have occurred and be continuing and (ii) the representations and warranties of the Borrower set forth in the Loan Agreement shall be true and correct on and as of the date hereof, except for any representation or warranty that expressly relates to an earlier date (in which event such representation or warranty shall be true and correct on and as of such earlier date).
ARTICLE III
Conditions Precedent. The effectiveness of this Amendment is subject to the conditions precedent that:
(c)
the Bank shall have received counterparts of this Amendment duly executed by the Borrower and the Bank; and
(d)
the Bank shall have received payment and/or reimbursement of the Bank’s reasonable and documented out-of-pocket fees and expenses (including, to the extent invoiced, reasonable fees, charges and disbursements of outside counsel to the Bank) in connection with preparation, negotiation and execution of this Amendment, and any other document required to be furnished herewith.
ARTICLE IV
Reaffirmation. Without in any way establishing a course of dealing by the Bank, and after giving effect to this Amendment, the Borrower reaffirms the terms and conditions of the Loan Documents to which it is a party and acknowledges and agrees that the Loan Documents remain in full force and effect and are hereby reaffirmed, ratified and confirmed. Without limiting the foregoing, the Borrower hereby (i) reaffirms its indebtedness, liabilities, duties and obligations under each of the Loan Documents to which it is a party, and (ii) reaffirms all Liens on the Collateral which have been granted by it in favor of the Bank pursuant to any of the Loan Documents to which it is a party.
ARTICLE V
General.
(e)
Expenses. Within three Business Days after written demand therefor, the Borrower agrees to reimburse the Bank for all reasonable and documented out‑of‑pocket expenses incurred by the Bank and its Affiliates (including the reasonable fees, charges and disbursements of outside counsel for the Bank) in connection with the preparation, negotiation and execution of this Amendment and any other document required to be furnished herewith.
(f)
Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” and words of like import, in or referring to any document so signed, will be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the New York State Electronic Signatures and Records Act, UETA, E-SIGN, or any other state laws based on, or similar in effect to, such acts.
(g)
Severability. Any provision in this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
(h)
GOVERNING LAW. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
(i)
Successors; Enforceability. The terms and provisions of this Amendment shall be binding upon the Borrower and the Bank and their respective successors and assigns, and shall inure to the benefit of the Borrower and the Bank and the successors and assigns of the Bank.
(j)
Reference to and Effect on the Loan Agreement.
(i)
Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Loan Agreement, as amended and modified hereby.
(ii)
Except as specifically amended above, the Loan Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith (including, without limitation, all of the Loan Documents) shall remain in full force and effect and are hereby ratified and confirmed.
(iii)
Except as expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Bank, nor constitute a waiver of any provision of the Loan Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith. This Amendment is not intended to and shall not constitute a novation of the Loan Agreement or the obligations created thereunder.
(k)
Headings. Section headings in this Amendment are for convenience of reference only, and shall not govern the interpretation of any of the provisions of this Amendment.

(signature pages follow)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to Loan and Security Agreement to be executed by their respective officers thereunto duly authorized as of the date first written above.

NATIONAL CINEMEDIA, LLC, as Borrower
By: National CineMedia, Inc., a Delaware corporation, as its Manager

By: ____________________________________
Name:__________________________________
Title:___________________________________

Signature Page to

Amendment No. 1 to NCM Loan and Security Agreement

U.S. BANK NATIONAL ASSOCIATION,
as Bank

By:
Name:
Title:

Signature Page to

Amendment No. 1 to NCM Loan and Security Agreement